Exhibit 10.4

                                                              AS AMENDED THROUGH
                                                                  April 29, 2004

                                   GTSI CORP.

                             1996 STOCK OPTION PLAN

1.       Establishment and Purposes of the Plan.

         GTSI Corp. hereby establishes this 1996 Stock Option Plan to promote the interests of the Company and its stockholders by (i) helping to attract and retain the services of non-employee directors and selected key employees of the Company who are in a position to make a material contribution to the successful operation of the Company's business, (ii) motivating such persons, by means of performance-related incentives, to achieve the Company's business goals and
(iii) enabling such persons to participate in the long-term growth and financial success of the Company by providing them with an opportunity to purchase stock of the Company.

2.       Definitions.

         The following definitions shall apply throughout the Plan:

         a. "Affiliate" shall mean any entity that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, the Company.

         b. "Board of Directors" shall mean the Board of Directors of the Company.

         c. "Code" shall mean the Internal Revenue Code of 1986, as amended. References in the Plan to any section of the Code shall be deemed to include any amendment or successor provisions to such section and any regulations issued under such section.

         d. "Common Stock" shall mean the common stock, par value $0.005 per share, of the Company.

         e. "Company" shall mean GTSI Corp., a Delaware Corporation and any "subsidiary" corporation, whether now or hereafter existing, as defined in Sections 424(f) and (g) of the Code, or any entity in which GTSI owns at least a 35% interest.

         f. "Committee" shall mean the Committee appointed by the Board of Directors in accordance with Section 4(a) of the Plan or, if no Committee shall be appointed or in office, the Board of Directors.

         g. "Continuous Employment" shall mean the absence of any interruption or termination of employment by the Company. Continuous Employment shall not be considered interrupted in the case of sick leave, military leave or any other leave of absence approved by the Committee or in the case of transfers between locations of the Company.
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         h.       "Disinterested Person" shall mean an administrator of the Plan who satisfies the requirements, if any, imposed on administrators of plans in order for the grant of Options to be exempt under any version of Rule 16b-3 under the Securities Exchange Act of 1934, as amended, that is relied on by the Company..

         i. "Employee" shall mean any employee of the Company, including officers and directors who are also employees.

         j. "Fair Market Value" shall mean, with respect to Shares, the fair market value per Share on the date an option is granted and, so long as the Shares are quoted on the National Association of Securities Dealers Automated Quotations ("Nasdaq") System), the Fair Market Value per Share shall be the closing price on the Nasdaq Stock Market as of the date of grant of the Option, as reported in The Wall Street Journal or, if there are no sales on such date, on the immediately preceding day on which there were reported sales.

         k. "Incentive Stock Option" shall mean an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

         l. "Non-Employee Director" shall mean any director of the Company who is not an Employee of the Company.

         m. "Non-Statutory Stock Option" shall mean an Option which is not an Incentive Stock Option.

         n. "Option" shall mean a stock option to purchase Common Stock granted to an Optionee pursuant to the Plan.

         o. "Option Agreement" means a written agreement substantially in one of the forms attached hereto as Exhibit A, or such other form or forms as the Committee (subject to the terms and conditions of the Plan) may from time to time approve, evidencing and reflecting the terms of an Option.

         p. "Optioned Stock" shall mean the Common Stock subject to an Option granted pursuant to the Plan.

         q. "Optionee" shall mean any Employee or Non-Employee Director who is granted an Option.

         r.       "Plan" shall mean this GTSI Corp. 1996 Stock Option Plan.

         s. "Shares" shall mean shares of the Common Stock or any shares into which such Shares may be converted in accordance with Section 11 of the Plan

3.       Shares Reserved.

         The maximum aggregate number of Shares reserved for issuance pursuant to the Plan shall be 3,500,000 Shares or the number of shares of stock to which such Shares shall be adjusted as provided in Section 11 of the Plan. Such number

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of Shares may be set aside out of authorized but unissued Shares not reserved for any other purpose, or out of issued Shares acquired for and held in the treasury of the Company from time to time.

         Shares subject to, but not sold or issued under, any Option terminating, expiring or canceled for any reason prior to its exercise in full, shall again become available for Options thereafter granted under the Plan, and the same shall not be deemed an increase in the number of Shares reserved for issuance under the Plan.

4.       Administration of the Plan.

         a. The Plan shall be administered by a Committee designated by the Board of Directors to administer the Plan and comprised of not less than two directors, each of whom is a Disinterested Person. In addition, each director designated by the Board of Directors to administer the Plan shall be an "outside director" as defined in the Treasury regulations issued pursuant to Section 162(m) of the Code. Members of the Committee shall serve for such period of time as the Board of Directors may determine or until their resignation, retirement, removal or death, if sooner. From time to time the Board of Directors may increase the size of the Committee and appoint additional members thereto, remove members (with or without cause) and appoint new members in substitution therefore or fill vacancies however caused.

         b. Subject to the provisions of the Plan, the Committee shall have the authority, in its discretion: (i) to grant Incentive Stock Options, in accordance with Section 422 of the Code, or Non-Statutory Stock Options; (ii) to determine, upon review of relevant information, the Fair Market Value per Share;
(iii) to determine the exercise price of the Options to be granted to Employees in accordance with Section 7(c) of the Plan; (iv) to determine the Employees to whom, and the time or times at which, Options shall be granted, and the number of Shares subject to each Option; (v) to prescribe, amend and rescind rules and regulations relating to the Plan subject to the limitations set forth in Section 13 of the Plan; (vi) to determine the terms and provisions of each Option granted to Optionees under the Plan and each Option Agreement (which need not be identical with the terms of other Options and Option Agreements) and, with the consent of the Optionee, to modify or amend an outstanding Option or Option Agreement; (vii) to accelerate the exercise date of any Option; (viii) to determine whether any Optionee will be required to execute a stock repurchase agreement or other agreement as a condition to the exercise of an Option, and to determine the terms and provisions of any such agreement (which need not be identical with the terms of any other such agreement) and, with the consent of the Optionee, to amend any such agreement; (ix) to interpret the Plan or any agreement entered into with respect to the grant or exercise of Options; (x) to authorize any person to execute on behalf of the Company any instrument required to effectuate the grant of an Option previously granted or to take such other actions as may be necessary or appropriate with respect to the Company's rights

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pursuant to Options or agreements relating to the grant or exercise thereof; and
(xi) to make such other determinations and establish such other procedures as it deems necessary or advisable for the administration of the Plan. Notwithstanding anything else herein, the Committee shall not have the authority to adjust or amend the exercise price of any Options previously awarded to any Optionee, whether through amendment, cancellation, replacement grant or other means.

         c. All decisions, determinations and interpretations of the Committee shall be final and binding on all Optionees and any other holders of any Options granted under the Plan.

         d. The Committee shall keep minutes of its meetings and of the actions taken by it without a meeting. A majority of the Committee shall constitute a quorum, and the actions of a majority at a meeting, including a telephone meeting, at which a quorum is present, or acts approved in writing by a majority of the members of the Committee without a meeting, shall constitute acts of the Committee.

         e. The Company shall pay all original issue and transfer taxes with respect to the grant of Options and/or the issue and transfer of Shares pursuant to the exercise thereof, and all other fees and expenses necessarily incurred by the Company in connection therewith; provided, however, that the person exercising an Option shall be responsible for all payroll, withholding, income and other taxes incurred by such person in respect of the exercise of an Option or transfer of Shares.

5.       Eligibility.

         Non-Statutory Stock Options may be granted under the Plan to Employees and Non-Employee Directors; Incentive Stock Options may be granted under the Plan only to Employees. An Employee or Non-Employee Director who has been granted an Option may, if he or she is otherwise eligible, be granted additional Options.

6.       Non-Employee Directors.

         Notwithstanding the powers set forth in Section 4(b) of the Plan, the Committee shall have no power to determine eligibility for grants of Non-Statutory Stock Options or to increase the number of Shares for which Non-Statutory Stock Options may be granted or the timing or exercise price of Non-Statutory Stock Options granted to any Non-Employee Director.

         All Non-Employee Directors of the Company are granted automatically a Non-Statutory Stock Option to purchase up to 10,000 Shares, and a Non-Employee Director elected to serve as Chairman of the Board is granted automatically a Non-Statutory Stock Option to purchase up to an additional 10,000 Shares: (1) as of the date such person is elected (or reelected) to serve as a Non-Employee Director and/or as Chairman, respectively, and (2) as of the first and second anniversary of such election (or reelection) provided that the Optionee is serving as of such first or second anniversary during the respective directorship term as a Non-Employee Director. Any such Shares shall vest and become exercisable, cumulatively, in 12 equal monthly installments commencing on

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the last business day of the month of grant; provided that if an Optionee ceases to serve as a Non-Employee Director during any month, the Option shall cease to vest and become exercisable with respect to any subsequent month(s).

         If the election of a Non-Employee Director or Chairman occurs prior to an annual stockholders' meeting, the Non-Employee Director shall receive a pro rata option grant (or, in the case of Chairman, an additional pro rata option grant) in connection with his or her election, and the related Shares shall vest and become exercisable, cumulatively, in equal monthly installments.

         The Non-Employee Director appointed by the Board as the Lead Independent Director shall be granted automatically a Non-Statutory Stock Option to purchase up to 2,000 Shares as of the date such person is appointed or reappointed to serve as Lead Independent Director. Any such Non-Statutory Options shall vest and become exercisable cumulatively, in 12 equal monthly installments commencing on the last business day of the month of grant; provided that if the Optionee ceases to serve as a Lead Independent Director during any month, the option shall cease to vest and become exercisable with respect to any subsequent month(s). All other terms and conditions in this Plan regarding Options granted automatically to Non-Employee Directors shall also apply to the above-referenced Options to be granted to the Lead Independent Director.

         If an Optionee ceases to serve as a Non-Employee Director for any reason, he or she may thereafter exercise his or her Option, to the extent he or she was entitled to do so at the date of such cessation, at any time before the earlier of (a) the fifth anniversary of the cessation date and (b) the date on which the respective Option would have expired if the Optionee had not ceased to serve as a Non-Employee Director. The post cessation exercise period of an Option granted to a Non-Employee Director, as set forth in the immediately preceding sentence, shall apply to Options previously granted automatically to the Non-Employee Directors hereunder and to Options granted automatically to Non-Employee Directors hereunder in the future.

To the extent that an Optionee who is a former Non-Employee Director does not exercise his or her Options (which he or she was entitled to exercise) within the applicable time period specified herein, the Option shall terminate. The consideration to be paid for the Shares to be issued upon exercise of an option by a Non-Employee Director shall consist of (a) cash or check or (b) subject to approval by the Committee, cash, check, broker's commitment to pay, or Common Stock held by the Optionee for at least six months, or some combination thereof.

7.       Terms and Conditions of Options.

         Options granted pursuant to the Plan by the Committee shall be either Incentive Stock Options or Non-Statutory Stock Options and shall be evidenced by an Option Agreement providing, in addition to such other terms as the Committee may deem advisable, the following terms and conditions:

         a. Time of Granting Options. The date of grant of an Option shall, except in the case of Non-Employee Directors, be the date on which the Committee makes the determination granting such Option. Notice of the determination shall be given to each Optionee within a reasonable time after the date of such grant.

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         b.       Number of Shares. Each Option Agreement shall state the number of Shares to which it pertains and whether such Option is intended to constitute an Incentive Stock Option or a Non-Statutory Stock Option. The maximum number of Shares which may be subject to Options granted under the Plan during any calendar year to any Optionee is 100,000 Shares. If an Option held by an Employee of the Company is canceled, the canceled Option shall continue to be counted against the maximum number of Shares for which Options may be granted to such Employee and any replacement Option granted to such Employee shall also count against such limit.

         c. Exercise Price. The exercise price per Share for the Shares to be issued pursuant to the exercise of an Option shall be such price as is determined by the Committee; provided, however, that with respect to both Non-Statutory Stock Options and Incentive Stock Options such price shall in no event be less than 100% of the Fair Market Value per Share on the date of grant, except that the Committee may specifically provide that the exercise price of an Option may be higher or lower in the case of an Option granted to employees of a company acquired by the Company in assumption and substitution of options held by such employees at the time such company is acquired.

                  In the case of an Incentive Stock Option granted to an Employee who, at the time the Incentive Stock Option is granted, owns or is deemed to own (by reason of the attribution rules applicable under Section 424(d) of the Code) stock possessing more than 10% of the combined voting power of all classes of stock of the Company, the exercise price per Share shall be no less than 110% of the Fair Market Value per Share on the date of grant.

         d. Medium and Time of Payment. Except in the case of Non-Employee Directors, which shall be governed by Section 6, the consideration to be paid for the Shares to be issued upon exercise of an Option and to be paid to satisfy any withholding tax obligation incident thereto, including the method of payment, shall be determined by the Committee and, subject to approval by the Committee, may consist entirely or in any combination of cash, check, a commitment to pay by a broker or Shares held by the Optionee or issuable upon exercise of the Option, or such other consideration and method of payment permitted under any laws to which the Company is subject. In the case of an Incentive Stock Option, such provision shall be determined on the date of the grant.

         e. Term of Options. The term of an Incentive Stock Option may be up to 10 years from the date of grant thereof; provided, however, that the term of an Incentive Stock Option granted to an Employee who, at the time the Incentive Stock Option is granted, owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, shall be five years from the date of grant thereof or such shorter term as may be provided in the Option.

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                  The term of a Non-Statutory Stock Option, in the case of an
Employee, may be up to 10 years from the date such Employee first becomes vested in any portion of an Option award; and in the case of Non-Employee Director, shall be 10 years from the date of grant thereof.

                  The term of any Option, other than an Option awarded to a Non-Employee Director, may be less than the maximum term provided for herein as specified by the Committee upon grant of the Option and as set forth therein.

         f. Maximum Amount of Incentive Stock Options. To the extent that the aggregate Fair Market Value (determined at the time an Incentive Stock Option is granted) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by an Optionee during any calendar year under all incentive stock option plans of the Company exceeds $100,000, the Options in excess of such limit shall be treated as Non-Statutory Stock Options.

8.       Exercise of Option.

         a. In General. Any Option granted hereunder to an Employee shall be exercisable at such times and under such conditions as may be determined by the Committee and as shall be permissible under the terms of the Plan, including any performance criteria with respect to the Company and/or the Optionee as may be determined by the Committee. Any Option granted hereunder to a Non-Employee Director shall be exercisable at such times and under such conditions as set forth in Section 6 of the Plan.

                  An Option may be exercised in accordance with the provisions of the Plan as to all or any portion of the Shares then exercisable under an Option from time to time during the term of the Option. However, an Option may not be exercised for a fraction of a Share.

         b. Procedure. An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company at its principal business office in accordance with the terms of the Option Agreement by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company, accompanied by any other agreements required by the terms of the Plan and/or Option Agreement or as required by the Committee and payment by the Optionee of all payroll, withholding or income taxes incurred in connection with such Option exercise (or arrangements for the collection or payment of such tax satisfactory to the Committee are made). Full payment may consist of such consideration and method of payment allowable under Section 7(d) of the Plan.

         c. Decrease in Available Shares. Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

         d. Exercise of Stockholder Rights. Until the Option is properly exercised in accordance with the terms of this section, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect

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to the Optioned Stock. No adjustment shall be made for a dividend or other right for which the record date is prior to the date the Option is exercised, except as provided in Section 11 of the Plan.

         e. Termination of Eligibility. If an Optionee ceases to serve as an Employee for any reason other than death or permanent and total disability (within the meaning of Section 22(e)(3) of the Code) and thereby terminates his or her Continuous Status as an Employee he or she may, but only within one month, or such other period of time not exceeding three months in the case of an Incentive Stock Option (or in the case of an Optionee subject to Rule 16b-3 of the Securities Exchange Act of 1934, as amended, the greater of six months from the date of the Option award or three months from the date of termination of employment) or six months in the case of a Non-Statutory Stock Option, in each case as is determined by the Committee, following the date he or she ceases his or her Continuous Status as an Employee (subject to any earlier termination of the Option as provided by its terms), exercise his or her Option to the extent that he or she was entitled to exercise it at the date of such termination. To the extent that he or she was not entitled to exercise the Option at the date of such termination, or if he or she does not exercise such Option (which he or she was entitled to exercise) within the time specified herein, the Option shall terminate. Notwithstanding anything to the contrary herein, the Committee may at any time and from time to time prior to the termination of a Non-Statutory Stock Option, with the consent of the Optionee, extend the period of time during which the Optionee may exercise his or her Non-Statutory Stock Option following the date he or she ceases his or her Continuous Status as an Employee; provided, however, that the maximum period of time during which a Non-Statutory Stock Option shall be exercisable following the date on which an Optionee terminates his or her Continuous Status as an Employee shall not exceed an aggregate of six months, that the Non-Statutory Stock Option shall not be, or as a result of such extension become, exercisable after the expiration of the term of such Option as set forth in the Option Agreement and, notwithstanding any extension of time during which the Non-Statutory Stock Option may be exercised, that such Option, unless otherwise amended by the Committee, shall only be exercisable to the extent the Optionee was entitled to exercise it on the date he or she ceased his or her Continuous Status as an Employee.

         f. Death or Disability Of Optionee. If an Optionee's Continuous Status as an Employee ceases due to death or permanent and total disability (within the meaning of Section 22(e)(3) of the Code) of the Optionee, the Option may be exercised within six months (or such other period of time not exceeding one year as is determined by the Committee) following the date of death or termination of employment due to permanent or total disability (subject to any earlier termination of the Option as provided by its terms), by the Optionee in the case of permanent or total disability, or in the case of death by the Optionee's estate or by a person who acquired the right to exercise the Option

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by bequest or inheritance, but in any case (unless otherwise determined by the
Committee) only to the extent the Optionee was entitled to exercise the Option at the date of his or her termination of employment by death or permanent and total disability. To the extent that he or she was not entitled to exercise such Option at the date of his or her termination of employment by death or permanent and total disability, or if he or she does not exercise such Option (which he or she was entitled to exercise) within the time specified herein, the Option shall terminate.

         g. Expiration of Option. Notwithstanding any provision in the Plan, including but not limited to the provisions set forth in Sections 8(e) and 8(f), an Option may not be exercised, under any circumstances, after the expiration of its term.

         h. Conditions on Exercise and Issuance. As soon as practicable after any proper exercise of an Option in accordance with the provisions of the Plan, the Company shall deliver to the Optionee at the principal executive office of the Company or such other place as shall be mutually agreed upon between the Company and the Optionee, a certificate or certificates representing the Shares for which the Option shall have been exercised. The time of issuance and delivery of the certificate or certificates representing the Shares for which the Option shall have been exercised may be postponed by the Company for such period as may be required by the Company, with reasonable diligence, to comply with any law or regulation applicable to the issuance or delivery of such Shares.

                  Options granted under the Plan are conditioned upon the Company obtaining any required permit or order from appropriate governmental agencies, authorizing the Company to issue such Options and Shares issuable upon exercise thereof. Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, applicable state law, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Shares may then be listed, and may be further subject to the approval of counsel for the Company with respect to such compliance.

         i. Withholding or Deduction for Taxes. The grant of Options hereunder and the issuance of Shares pursuant to the exercise thereof is conditioned upon the Company's reservation of the right to withhold, in accordance with any applicable law, from any compensation or other amounts payable to the Optionee any taxes required to be withheld under Federal, state or local law as a result of the grant or exercise of such Option or the sale of the Shares issued upon exercise thereof. To the extent that compensation and other amounts, if any, payable to the Optionee are insufficient to pay any taxes required to be so withheld, the Company may, in its sole discretion, require the Optionee, as a condition of the exercise of an Option, to pay in cash to the

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Company an amount sufficient to cover such tax liability or otherwise to make adequate provision for the delivery to the Company of cash necessary to satisfy the Company's withholding obligations under Federal and state law.

9.       Non-transferability of Options.

         Options granted under the Plan may not be sold, pledged, assigned, hypothecated, gifted, transferred or disposed of in any manner, either voluntarily or involuntarily by operation of law, other than by will or by the laws of descent or distribution or, if permitted of Options granted under Rule 16b-3, transfers between spouses incident to a divorce.

10.      Holding Period.

         In the case of officers and directors of the Company, at least six months must elapse from the date of grant of the Option to the date of disposition of the underlying Shares.

11.      Adjustment Upon Change in Corporate Structure.

         a. Subject to any required action by the stockholders of the Company, the number of Shares covered by each outstanding Option, and the number of Shares which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the exercise or purchase price per Share covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued Shares resulting from a stock split or combination or the payment of a stock dividend (but only on the Common Stock) or any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Company (other than stock awards to Employees or directors); provided, however, that the conversion of any convertible securities of the Company shall not be deemed to have been effected without the receipt of consideration. Such adjustment shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares subject to the Plan or an Option.

         b. In the event of the proposed dissolution or liquidation of the Company, or in the event of a proposed sale of all or substantially all of the assets of the Company (other than in the ordinary course of business), or the merger or consolidation of the Company with or into another corporation, as a result of which the Company is not the surviving and controlling corporation, the Board of Directors shall (i) make provision for the assumption of all outstanding options by the successor corporation or (ii) declare that any Option shall terminate as of a date fixed by the Board of Directors which is at least 30 days after the notice thereof to the Optionee and shall give each Optionee the right to exercise his or her Option as to all or any part of the Optioned Stock, including Shares as to which the Option would not otherwise be exercisable provided such exercise does not violate Section 8(e) of the Plan.

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         c.       No fractional shares of Common Stock shall be issuable on
account of any action aforesaid, and the aggregate number of shares into which Shares then covered by the Option, when changed as the result of such action, shall be reduced to the largest number of whole shares resulting from such action, unless the Board of Directors, in its sole discretion, shall determine to issue scrip certificates in respect to any fractional shares, which scrip certificates, in such event shall be in a form and have such terms and conditions as the Board of Directors in its discretion shall prescribe.

12.      Stockholder Approval.

         Effectiveness of the Plan shall be subject to approval by the stockholders of the Company within 12 months before or after the date the Plan is adopted; provided, however, that Options may be granted pursuant to the Plan subject to subsequent approval of the Plan by such stockholders. Stockholder approval shall be obtained by the affirmative votes of the holders of a majority of voting Shares present or represented and entitled to vote at a meeting of stockholders duly held in accordance with the laws of the state of Delaware.

13.      Amendment and Termination of the Plan.

         a. Amendment and Termination. Except as provided in Section 13(b) of the Plan, the Committee may amend or terminate the Plan from time to time in such respects as the Committee may deem advisable and shall make any amendments which may be required so that Options intended to be Incentive Stock Options shall at all times continue to be Incentive Stock Options for the purpose of
Section 422 of the Code; provided, however, that without approval of the holders of a majority of the voting Shares present or represented and entitled to vote at a valid meeting of stockholders, no such revision or amendment shall be made that affects the ability of Options thereafter granted under the Plan to satisfy Rule 16b-3.

         b. Effect of Amendment or Termination. Except as otherwise provided in Section 11 of the Plan, any amendment or termination of the Plan shall not affect Options already granted and such Options shall remain in full force and effect as if the Plan had not been amended or terminated, unless mutually agreed otherwise between the Optionee and the Company, which agreement must be in writing and signed by the Optionee and the Company. Notwithstanding anything to the contrary herein, this 1996 Stock Option Plan shall not adversely affect, unless mutually agreed in writing by the Company and an Optionee, the terms and provisions of any Option granted prior to the date the Plan was approved by stockholders as provided in Section 12 of the Plan.

14.      Indemnification.

         No member of the Committee or of the Board of Directors shall be liable for any act or action taken, whether of commission or omission, except in circumstances involving willful misconduct, or for any act or action taken, whether of commission or omission, by any other member or by any officer, agent,

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or Employee. In addition to such other rights of indemnification they may have as members of the Board of Directors, or as members of the Committee, the Committee shall be indemnified by the Company against reasonable expenses, including attorneys' fees actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken, by commission or omission, in connection with the Plan or any Option taken thereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such Committee member is liable for willful misconduct in the performance of his or her duties; provided that within 60 days after institution of any such action, suit or proceeding, a Committee member shall in writing offer the Company the opportunity, at its own expense, to handle and defend the same.

15.      General Provisions.

         a. Other Plans. Nothing contained in the Plan shall prohibit the Company from establishing additional incentive compensation arrangements.

         b. No Enlargement of Rights. Neither the Plan, nor the granting of Shares, nor any other action taken pursuant to the Plan shall constitute or be evidence of any agreement or understanding, express or implied, that the Company will retain an Employee or a Non-Employee Director for any period of time, or at any particular rate of compensation. Nothing in the Plan shall be deemed to limit or affect the right of the Company or any such corporations to discharge any Employee thereof at any time for any reason or no reason. Nothing in the Plan shall in any way limit or affect the right of the Board of Directors or the stockholders of the Company to remove any Non-Employee Director or otherwise terminate his or her service as a director of the Company.

                  No Employee or Non-Employee Director shall have any right to or interest in Options authorized hereunder prior to the grant thereof to such eligible person, and upon such grant he or she shall have only such rights and interests as are expressly provided herein and in the related Option Agreement, subject, however, to all applicable provisions of the Company's Certificate of Incorporation, as the same may be amended from time to time.

         c. Notice. Any notice to be given to the Company pursuant to the provisions of the Plan shall be addressed to the Company in care of its Secretary (or such other person as the Company may designate from time to time) at its principal office, and any notice to be given to an Optionee whom an Option is granted hereunder shall be delivered personally or addressed to him or her at the address given beneath his or her signature on his or her Stock Option Agreement, or at such other address as such Optionee or his or her transferee (upon the transfer of the Optioned Stock) may hereafter designate in writing to

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

the Company. Any such notice shall be deemed duly given when enclosed in a properly sealed envelope or wrapper addressed as aforesaid, registered or certified, and actually received by the Company. It shall be the obligation of each Optionee holding Shares purchased upon exercise of an Option to provide the Secretary of the Company, by letter mailed as provided hereinabove, with written notice of his or her direct mailing address.

         d. Applicable Law. To the extent that Federal laws do not otherwise control, the Plan shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to the conflict of laws rules thereof.

         e. Incentive Stock Options. The Company shall not be liable to an Optionee or other person if it is determined for any reason by the Internal Revenue Service or any court having jurisdiction that any Incentive Stock Options are not incentive stock options as defined in Section 422 of the Code.

         f. Information to Optionees. The Company shall provide without charge to each Optionee copies of such annual and periodic reports as are provided by the Company to its stockholders generally.

         g. Availability of Plan. A copy of the Plan shall be delivered to the Secretary of the Company and shall be shown by him or her to any eligible person making reasonable inquiry concerning it.

         h. Severability. In the event that any provision of the Plan is found to be invalid or otherwise unenforceable under any applicable law, such invalidity or unenforceability shall not be construed as rendering any other provisions contained herein as invalid or unenforceable, and all such other provisions shall be given full force and effect to the same extent as though the invalid or unenforceable provision was not contained herein.

16.      Effective Date and Term of Plan.

         The Plan shall become effective upon stockholder approval as provided in Section 12 of the Plan. The Plan shall continue in effect for a term of ten years unless sooner terminated under Section 13 of the Plan.

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

                       Certificate of Corporate Secretary


         THIS IS TO CERTIFY:

         That I am the duly elected, qualified and acting Corporate Secretary of GTSI Corp., and that the foregoing plan is a true and correct copy of the Company's 1996 Stock Option Plan, as adopted by the Company's stockholders on May 7, 1996, and as amended through April 29, 2004.

         IN WITNESS WHEREOF, this 3rd day of May, 2004.




                                         /s/ CHARLES DE LEON
                                         ---------------------------------------
                                         Charles De Leon, Corporate Secretary

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